Exhibit 99(c)


                            JOINT FILING AGREEMENT

         The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.

                               THOMAS O. HICKS

                               By:          *
                                  ------------------------------
Dated: May 4, 1998             Name: Lawrence D. Stuart, Jr.
                               Title: Attorney-in-Fact


                               HICKS, MUSE FUND III INCORPORATED

                               By:          *
                                  ------------------------------
                               Name: Lawrence D. Stuart, Jr.
                               Title: Executive Vice President


                               HICKS, MUSE GP PARTNERS III, L.P.

                               By:   HICKS, MUSE FUND III INCORPORATED,
                                      its general partner

                                     By:          *
                                        ------------------------
                                     Name: Lawrence D. Stuart, Jr.
                                     Title: Executive Vice President


                               HM3 COINVESTORS, L.P.

                               By:   HICKS, MUSE GP PARTNERS III, L.P.,
                                       its general partner

                                     By:   HICKS, MUSE FUND III INCORPORATED,
                                            its general partner

                                           By:          *
                                              -------------------------
                                           Name: Lawrence D. Stuart, Jr.
                                           Title: Executive Vice President


                               HM3/OMNIAMERICA PARTNERS, LLC

                               By:          *
                                  ------------------------------
                               Name: Lawrence D. Stuart, Jr.
                               Title: President


                               HMTF/OMNI PARTNERS, L.P.

                               By:   HM3/OMNIAMERICA PARTNERS, LLC,
                                      its general partner

                                      By:           *
                                         ---------------------------
                                      Name: Lawrence D. Stuart, Jr.
                                      Title: President



                                   /s/  Lawrence D. Stuart, Jr.
                               -------------------------------------
                               Lawrence D. Stuart, Jr.

                               * Signing on behalf of the above listed  persons,
                                 in the respective capacities indicated above.